Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated October 19, 2017
To Allstate Life Insurance Company
Prospectus dated May 1, 2017

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated October 19, 2017
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We were notified on October 18, 2017 of a systems issue with a third-party service provider utilized by certain Trusts whose Portfolios are made available in our products.  As a result of the systems issue, unit values and performance information of the impacted Portfolio Sub-accounts, beginning on October 18, 2017, are not representative of certain Portfolio activity. We will update the unit values and performance information, as necessary, as soon as the information is available.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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